SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 6, 2004

Greer Bancshares Incorporated
(Exact name of registrant
as specified in its charter)

South Carolina	000-33021	57-1126200
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1111 W. Poinsett Street, Greer, South Carolina   29650
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:  (864) 877-2000

Not Applicable
(Former name or former address, if changed since last report.)

Item 5. Other Information

On February 6, 2004, Greer Bancshares Incorporated, the parent company of Greer State Bank, issued a press release announcing that its Board of Directors on January 27, 2004 declared a three for two stock split to be effective on March 15, 2004, for shareholders of record March 1, 2004. Fractional shares will be based on the closing stock price on March 15, 2004, as adjusted for the split. The Board also approved subsequent quarterly cash dividends of 15 cents per share, effective June 15, September 15, and December 15, 2004, payable to shareholders of record on June 1, September 1, and December 1, 2004, respectively. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements. Pro Forma Financial Information and Exhibits
         (c) Exhibits

         Exhibit No.  Exhibit

         99.1 Press Release of Greer Bancshares, Incorporated dated February 6, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREER BANCSHARES INCORPORATED By: /s/ R. Dennis Hennett Name: R. Dennis Hennett Title: President and Chief Executive Officer

Dated: February 6, 2004

EXHIBIT INDEX

         Exhibit No.            Description

         99.1          Press Release dated February 6, 2004